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                                                                    EXHIBIT 10.2

                              SHAREHOLDER AGREEMENT
                             (Glacier Bancorp, Inc.)

       This Shareholder Agreement ("Shareholder Agreement"), dated as of September 20, 2000, is between GLACIER BANCORP. INC. ("Glacier"), and the undersigned, who are Shareholders and Directors and/or Executive Officers (the "Shareholders") of Glacier.

                                    RECITALS

A. Glacier and WesterFed Financial Corporation ("WesterFed") have entered into a Plan and Agreement of Merger (the "Plan"), dated as of September 20, 2000, under which all the outstanding shares of WesterFed common stock will be exchanged for shares of Glacier common stock and/or cash, and WesterFed will merge with and into Glacier (the "Merger").

B. The Shareholders beneficially own with power to vote or direct the voting of the shares of Glacier common stock identified on Annex 1 to this Shareholder Agreement (such shares, together will all shares of Glacier common stock subsequently acquired during the term of this Shareholder Agreement, being referred to as the "Shares").

C. The obligation of Glacier and WesterFed to consummate the transactions contemplated by the Plan are conditioned on their receipt of voting agreements from all Shareholders of Glacier.

                                    AGREEMENT

       In consideration of Glacier's and WesterFed's performance under the Plan, the Shareholders agree as follows:

       1. Agreement to Vote Shares. The Shareholders shall vote or cause to be voted, or execute a written consent with respect to, the Shares in favor of adoption and approval of the Plan and the Merger and all transactions relating thereto at every meeting of the shareholders of Glacier at which such matters are considered and at every adjournment thereof and in connection with every proposal to take action by written consent with respect to the Merger.

       2. No Voting Trusts. The Shareholders agree that the Shareholders will not, nor will the Shareholders permit any entity under the Shareholders' control to, deposit any Shares in a voting trust or subject the Shares to any agreement, arrangement or understanding with respect to the voting of the Shares inconsistent with this Shareholder Agreement.



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       3. Limitation on Sales. During the term of this Shareholder Agreement, the Shareholders agree not to sell, assign, transfer or otherwise dispose of any of the Shares.

       4. Representations and Warranties of Shareholder. Each Shareholder represents and warrants as follows:

              a. Capacity. The Shareholder has all requisite capacity and authority to enter into and perform his or her obligations under this Shareholder Agreement.

              b. Binding Agreement. This Shareholder Agreement constitutes the valid and legally binding obligation of the Shareholder, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              c. Non-Contravention. The execution and delivery of this Shareholder Agreement by the Shareholder does not, and the performance by the Shareholder of his or her obligations hereunder and the consummation by the Shareholder of the transactions contemplated hereby will not violate, or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Shareholder is a party or by which the Shareholder is bound, or any statute, rule or regulation to which the Shareholder is subject.

              d. Ownership of Shares. Annex 1 to this Shareholder Agreement correctly sets forth, as of the date of this Shareholder Agreement, the number of shares of Glacier common stock owned beneficially and of record by the Shareholder. The Shareholder has good title to all of the Shares indicated as owned by the Shareholder in the capacity set forth on Annex 1, and such Shares are so owned free and clear of any liens, security interests, charges or other encumbrances.

       5. Term of Agreement; Termination. The term of this Shareholder Agreement shall commence on the date hereof, and such term and this Shareholder Agreement shall terminate upon the earlier to occur of (i) the Effective Date (as defined in the Plan) or (ii) the date on which the Plan is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any breach of this Shareholder Agreement prior to such termination.



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6.     Miscellaneous.

              a. Severability. If any provision of this Shareholder Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable by a court of competent jurisdiction, such provision or application will be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Shareholder Agreement, will not be affected.

              b. Capacity. The covenants contained herein apply to the each Shareholder solely in his or her capacity as a shareholder of Glacier, and no covenant contained herein applies to the Shareholder in his or her capacity as a director of such company.

              c. Counterparts. This Shareholder Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

              d. Governing Law. This Shareholder Agreement is deemed a contract made under, and for all purposes will be construed in accordance with, the laws of the State of Montana.

              e. Remedies. Any breach of this Shareholder Agreement entitles Glacier and WesterFed to injunctive relief and/or specific performance, as well as any other legal or equitable remedies to which they may be entitled.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]



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SIGNED as of September 20, 2000:

SHAREHOLDER:

  /s/ F. Charles Mercord                /s/ Jon W. Hippler
---------------------------------       ----------------------------------------


  /s/ Allen J. Fetscher                 /s/ Fred J. Flanders
---------------------------------       ----------------------------------------


  /s/ L. Peter Larson
---------------------------------       ----------------------------------------


  /s/ John S. MacMillan
---------------------------------       ----------------------------------------


  /s/ Everit A. Sliter
---------------------------------       ----------------------------------------


  /s/ Michael J. Blodnick
---------------------------------       ----------------------------------------


  /s/ James H. Strosahl
---------------------------------       ----------------------------------------


  /s/ William L. Bouchee
---------------------------------       ----------------------------------------




GLACIER BANCORP, INC.


By:  /s/ Michael J. Blodnick
    -----------------------------
     Its: President and CEO



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                                     ANNEX 1

      BLODNICK                      :
------------------------------------

Number of Shares of Glacier
       Common Stock Beneficially Owned,
       as of September 20, 2000 (including shares
       issuable upon exercise of options or
       warrants that are exercisable within
       sixty (60) days of the date hereof):                        136,297
                                                              ------------------


      BOUCHEE                       :
------------------------------------

Number of Shares of Glacier
       Common Stock Beneficially Owned,
       as of September 20, 2000 (including shares
       issuable upon exercise of options or
       warrants that are exercisable within
       sixty (60) days of the date hereof):                       193,091
                                                              ------------------


      FETSCHER                      :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of
        the date hereof):                                        185,321
                                                              ------------------


      FLANDERS                      :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of
        the date hereof):                                         22,936
                                                              ------------------



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      HIPPLER                       :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of the
        date hereof):                                              40,843
                                                              ------------------


      LARSON                        :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of the
        date hereof):                                             321,192
                                                              ------------------


      MACMILLAN                     :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of the
        date hereof):                                             206,067
                                                              ------------------


      MERCORD                       :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of the
        date hereof):                                             171,641
                                                              ------------------



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      SLITER                        :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of the
        date hereof):                                             181,235
                                                              ------------------


      TUTVEDT                       :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of the
        date hereof):                                             136,610
                                                              ------------------


                                    :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of the
        date hereof):                                         ------------------


      STROSAHL                      :
------------------------------------

Number of Shares of Glacier Common Stock
        Beneficially Owned, as of September 20,
        2000 (including shares issuable upon
        exercise of options or warrants that are
        exercisable within sixty (60) days of the
        date hereof):                                              46,604
                                                              ------------------



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